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                                                                    EXHIBIT 10.6

                             TERMINATION AGREEMENT


          This Termination Agreement (the "Agreement") is made and entered into this 25th day of June, 1998, between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation ("Boston Chicken").


                                    RECITALS

          The Company and Boston Chicken are parties to an amended and restated loan agreement dated May 17, 1996, as amended (the "Loan Agreement"). The Company and Boston Chicken are also parties to an amended an restated accounting and administration services agreement dated May 28, 1996, as amended, and an amended and restated computer and communications systems services agreement dated May 28, 1996, as amended (collectively, the "Services Agreements"), and Einstein/Noah Bagel Partners, L.P., a majority-owned subsidiary of the Company ("ENBP"), and Boston Chicken are parties to a computer and communications systems conversion and services agreement dated June 17, 1996 (the "ENBP Agreement").

          Concurrently with the execution and delivery of this Agreement, the Company, and Boston Chicken are entering into amendments to each of the Services Agreements, and ENBP and Boston Chicken are terminating the ENBP Agreement. In consideration in part for the agreement of Boston Chicken to amend the Services Agreements, the Company has agreed to terminate the Loan Agreement, as provided herein.


                                   COVENANTS

          In consideration of the matters recited above and the mutual covenants of the parties, the parties hereto agree as follows:

          1.   Termination of the Loan Agreement.  The parties hereby agree that
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the Loan Agreement is terminated and that neither party has any remaining right or obligation under any provision of the Loan Agreement, except as provided in
Section 2 hereof. Without limiting the generality of the foregoing, the Company agrees that its Advance Request pursuant to the Loan Agreement dated June 11, 1998 is withdrawn and that Boston Chicken has no liability or obligation with respect thereto.

          2.   Survival of Boston Chicken Indemnity and Confidentiality
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Agreement.  Notwithstanding the provisions of Section 1 hereof, Sections 9.11,
9.11(b), (c), (d), (e) and (f) and 9.13 of the Loan Agreement (the "Surviving Provisions") shall survive the execution and delivery of this Agreement and shall remain in full force and effect in accordance with their terms.
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          3.   Successors and Assigns.  This Agreement and the Surviving
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Provisions shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.   Communications and Notices.  All communications and notices
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provided for in this Agreement or under the Surviving Provisions shall be in writing and shall be deemed to have been duly given if delivered personally to the party to whose attention the notice is directed or sent by overnight express, facsimile transmission, express mail delivery service, or registered or certified mail, return receipt requested, postage prepaid, and properly addressed as follows:

               If to the Company:

                    Einstein/Noah Bagel Corp.
                    14103 Denver West Parkway
                    Golden, CO 80401
                    Attention:  General Counsel
                    Facsimile:  (303) 216-3490


               If to Boston Chicken:

                    Boston Chicken, Inc.
                    14123 Denver West Parkway
                    Golden, CO 80401
                    Attention:  General Counsel
                    Facsimile:  (303) 216-5668

Any party may change the address to which notices hereunder are to be sent to it by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given when so delivered. Any notice delivered by facsimile transmission shall be deemed to have been given on the earlier of the date it is actually received or one day after such transmission. Any notice delivered by overnight express courier will be deemed to have been given on the next succeeding business day after the day it is sent to the intended recipient at the address set forth above, and any notice delivered by registered or certified mail or express mail delivery service shall be deemed to have been duly given on the earlier of the date it is actually received or three business days after it is sent to the intended recipient at the address set forth above.

          5.   GOVERNING LAW.  THIS AGREEMENT AND THE SURVIVING PROVISIONS SHALL
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BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF
COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

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          6.  Headings.  The headings of the sections of this Agreement are
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inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          7.  Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          8.  Entire Agreement.  This Agreement and the Surviving Provisions
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contain the entire agreement of the parties hereto with respect to the subject matter hereof, and collectively supersede all prior understandings and agreements of the parties with respect to the subject matter hereof. This Agreement may be amended or modified only by the written agreement of the parties.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                  EINSTEIN/NOAH BAGEL CORP.


                                  By: /s/ Paul A. Strasen
                                     -------------------------------------------
                                  Its: Senior Vice President
                                      ------------------------------------------

                                  BOSTON CHICKEN, INC.


                                  By: /s/ Michael R. Daigle
                                     -------------------------------------------
                                  Its: Senior Vice President and General Counsel
                                      ------------------------------------------

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